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                                                                    EXHIBIT 10.4

                                                                  Execution Copy

                                 AMENDMENT NO. 1
                  TO MASTER LETTER OF CREDIT FACILITY AGREEMENT


         AMENDMENT NO. 1 dated as of May 10, 2004 (this "Amendment No. 1") to the Master L/C Facility Agreement (as defined below) among HALLIBURTON COMPANY (the "Company"), KELLOGG BROWN & ROOT, INC. ("KBR"), DII INDUSTRIES, LLC (together with the Company and KBR, collectively, the "Account Parties"), the Banks (as defined in the Master L/C Facility Agreement) party hereto, and CITICORP NORTH AMERICA, INC. ("CNAI"), as Administrative Agent hereunder. Capitalized terms defined in the Master L/C Facility Agreement and not otherwise defined herein being used herein as therein defined.

         PRELIMINARY STATEMENTS:

         (1) The Account Parties, the Banks and the Administrative Agent are parties to that certain Master Letter of Credit Facility Agreement dated as of October 31, 2003 (as amended or otherwise modified through the date hereof, the "Master L/C Facility Agreement") among the Account Parties, the Banks party thereto, the Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, ABN Amro Bank, N.V., as Documentation Agent and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers.

         (2) The Account Parties, the Banks and the Administrative Agent have agreed to amend certain provisions of the Master L/C Facility Agreement.

         NOW, THEREFORE, it is hereby agreed as follows:

         SECTION 1. Amendments. The Master L/C Facility Agreement is, effective as of the Amendment Effective Date (defined below), amended as follows:

         (a) The definition of "Maturity Date" contained in Section 1.01 of the Master L/C Facility Agreement is hereby amended and restated in its entirety to read as follows:

         "'Maturity Date' means June 30, 2005."

         (b) The definition of "Term-Out Date" contained in Section 1.01 of the Master L/C Facility Agreement is hereby amended and restated in its entirety to read as follows:

         "'Term-Out Date' means the earlier of (x) December 31, 2004 and (y) Exit Date."

         SECTION 2. Effectiveness. This Amendment No. 1 shall become effective as of the date first above written (the "Amendment Effective Date") upon the receipt by the Administrative Agent of the following: (a) counterparts of this Amendment No. 1 executed by the Account Parties, the Administrative Agent and each Bank and (b) payment for all fees, costs and expenses of the Administrative Agent and the Banks that have been invoiced to the Account Parties and are due and payable (including, without limitation, any fees, costs and expenses due and payable pursuant to Section 4 below) as of the date of the Account Parties' execution hereof.

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                                       2


         SECTION 3. Effect on Master L/C Facility Agreement. On and after the effectiveness of this Amendment No. 1, each reference in the Master L/C Facility Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Master L/C Facility Agreement, and each reference in each other Loan Document to "the Master LC Facility Agreement", "thereunder", "thereof" or words of like import referring to the Master L/C Facility Agreement, shall mean and be a reference to the Master L/C Facility Agreement, as amended by this Amendment No. 1. The Master L/C Facility Agreement, as specifically amended by this Amendment No. 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Payment of Fees. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1 in accordance with the terms of Section 8.04(a)(i) of the Master L/C Facility Agreement.

         SECTION 5. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

         SECTION 6. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

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         IN WITNESS WHEREOF, the undersigned have each caused this Amendment No.
1 to be executed and delivered by their respective duly authorized officer as of the date first above written.


                                     COMPANY:

                                     HALLIBURTON COMPANY


                                     By         /s/ Jerry H. Blurton
                                       -----------------------------------------
                                       Name:   Jerry H. Blurton
                                       Title:  Vice President and Treasurer


                                     ACCOUNT PARTIES:


                                     KELLOGG BROWN & ROOT, INC.


                                     By         /s/ M. Steven Bender
                                       -----------------------------------------
                                       Name:   M. Steven Bender
                                       Title:  Treasurer


                                     DII INDUSTRIES, LLC


                                     By         /s/ M. Steven Bender
                                       -----------------------------------------
                                       Name:   M. Steven Bender
                                       Title:  Vice President and Treasurer




* Signature pages of the Banks have been omitted.